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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 27, 1999




                                COMPOSITECH LTD.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)

               0-20701                                  11-2710467
     (Commissioner File Number)            (IRS Employer Identification Number)



                               120 Ricefield Lane
                            Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (516) 436-5200

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Item 5.   Other Events.

          On December 27, 1999, Compositech Ltd. issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits. The following exhibits accompany this Report:

          Exhibit
          Number        Exhibit Description

          99            Compositech Ltd. press release dated December 27, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COMPOSITECH LTD.




                                                By: /s/  Samuel S. Gross
                                                    --------------------------
                                                    Samuel S. Gross
                                                    Executive Vice President,
                                                    Secretary and Treasurer



Date: January 4, 2000


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Index to Exhibits

     Exhibit                                                     Sequentially
      Number       Description of Exhibit                        Numbered Page
      ------       ----------------------                        -------------
       99          Compositech Ltd. press release dated
                   December 27, 1999.                                 3





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